UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 105	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 105	☑
(Check appropriate box or boxes)
U.S. GLOBAL INVESTORS FUNDS
(Exact Name of Registrant as Specified in Charter)
7900 CALLAGHAN ROAD
SAN ANTONIO, TEXAS 78229
(Address of Principal Executive Offices)
(210) 308-1234
Registrant’s Telephone Number, including Area Code
FRANK E. HOLMES, PRESIDENT
U.S. GLOBAL INVESTORS FUNDS
7900 CALLAGHAN ROAD
SAN ANTONIO, TEXAS 78229
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
     ☐ immediately upon filing pursuant to paragraph (b)
     ☑ on March 1, 2010, pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(i)
     ☐ on                     , pursuant to paragraph (a)(i)
     ☐ 75 days after filing pursuant to paragraph (a)(ii)
     ☐ on                      pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
     ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus	These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

U.S. Global Investors Funds

Infrastructure Fund	Global MegaTrends Fund (MEGIX)
Gold and Natural Resources Funds	World Precious Minerals Fund (UNWIX)
Global Resources Fund (PIPFX)
Institutional Class Shares

March 1, 2010	[U.S. Global Investors logo to come]
To reduce paper waste and to receive prospectuses, annual reports and statements electronically please visit www. usfunds.com and sign up at Access My Account. If you need assistance, please call us at 800-873-3639.

Summary Section: Infrastructure Fund
Global MegaTrends Fund
Summary Section: Gold and Natural Resources Funds
World Precious Minerals Fund
Global Resources Fund
Investment Objectives, Principal Investment Strategies and Related Risks
Global MegaTrends Fund
World Precious Minerals Fund
Global Resources Fund
Common Investment Practices and Related Risks
Portfolio Holdings
Fund Management
Shareholder Information
Opening an Account
Funding an Account
Minimum Investment
How to Purchase, Redeem and Exchange Shares
Important Shareholder Information
Distributions and Taxes
EX (d)2
EX (e)
EX (h)
EX (i)
EX (j)
EX (m)2
EX (n)

SUMMARY SECTION
Global MegaTrends Fund
INVESTMENT OBJECTIVE
The Global MegaTrends Fund’s primary objective is to seek long-term capital appreciation and its secondary objective is to earn income.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. These fees are paid directly from your investment.
Shareholders Fees (fees paid directly from your investment)

Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee (a)	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses (b)	0.52%
Acquired fund fees and expenses	0.00%
Total annual fund operating expenses	1.52%

(a)	A performance fee adjustment may increase or decrease the management fee by up to +/- 0.25% of the average net assets of the fund during a rolling 12-month period. The performance adjustment is calculated by comparing the performance of the Institutional Class shares of the fund during the relevant performance period to that of the S&P 500 Index. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the fund for periods prior to March 1, 2011.

(b)	Other expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Institutional Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 YEAR	3 YEARS	5 YEARS	10 YEARS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
$165	$490	$839	$1,823	$155	$480	$829	$1,813
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The Institutional Class shares of the fund have no operating history. The Investor Class shares of the fund, which are invested in the same portfolio of securities, had a portfolio turnover rate of 100% for the fiscal year ended December 31, 2009.
PRINCIPAL INVESTMENT STRATEGIES
The Adviser uses a matrix of top-down macro models and bottom-up micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.
In selecting securities for the Global MegaTrends Fund, the Adviser makes “top-down” market allocations by identifying significant long-term “Megatrends” in the global economies. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.
Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity related securities of companies of all sizes from all over the world. The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).
Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including where the company’s principal operations are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.
PRINCIPAL RISKS
•	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

•	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

•	Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

•	Value Risk. The Adviser’s determination that a stock is undervalued is subjective. The market may not agree and the stock’s price may not rise to what the Adviser believes is its full value.

•	Foreign Securities Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

PERFORMANCE INFORMATION
The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5-, and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.
On October 1, 2007, the Adviser took over the day-to-day management of the fund from the previous subadviser, and on November 27, 2002, the investment strategy was changed to its current focus. Consequently, prior period performance may have been different.
Annual Total Returns (as of December 31 each year)*
     Best quarter shown in the bar chart above: 26.76% in the second quarter of 2009.
     Worst quarter shown in the bar chart above: (26.59)% in the third quarter of 2008.

*	Institutional Class shares have no operating history. The returns shown for all periods are the returns of Investor Class shares of the fund. Investor Class shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Institutional Class shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the returns shown would be higher.

Average Annual Total Returns
(for the periods ended December 31, 2009)	1 Year	5 Years	10 Years
Global MegaTrends Fund Return Before Taxes	30.15%	(0.06)%	1.01%
Return After Taxes on Distributions	30.17%	(5.64)%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	19.74%	0.29%	0.93%
S&P500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	25.28%	8.59%	N/A
After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
FUND MANAGEMENT
Investment Adviser: U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust).
Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. Romeo Dator, Mr. John Derrick and Mr. Jack Dzierwa. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer since 1999, Mr. Derrick has served as a portfolio manager of the Adviser since 1999, Mr. Dator has served as a portfolio manager of the Adviser since 2002, and Mr. Dzierwa has served as a portfolio manager of the Adviser since 2009.

PURCHASE AND SALE OF FUND SHARES
If you are an eligible investor, you may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 781234 San Antonio, Texas 78278-1234. Shares may be redeemed on any day the NAV per share is calculated.
Eligible investors for the Institutional Class include the following:
•	Institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the fund; and

•	Registered investment advisors investing directly with the fund or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment.
You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements.
Minimum Initial Investment
•	$5 million
Minimum Subsequent Investment
•	None
The fund reserves the right to waive or modify the above eligibility and minimum investment requirements at any time. The fund also reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.
TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

World Precious Minerals Fund
INVESTMENT OBJECTIVE
The World Precious Minerals Fund seeks long-term growth of capital plus protection against inflation and monetary instability.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. These fees are paid directly from your investment.
Shareholders Fees (fees paid directly from your investment)

Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on fund shares held 30 days or less)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee (a)	0.99%
Distribution and/or service (12b-1) fees	None
Other expenses	0.29%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.29%

(a)	A performance fee adjustment may increase or decrease the management fee by up to +/- 0.25% of the average net assets of the fund during a rolling 12-month period. The performance adjustment is calculated by comparing the performance of the Institutional Class shares of the fund during the relevant performance period to that of the NYSE Arca Gold Miners Index. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the fund for periods prior to March 1, 2011.

(b)	Other expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Institutional Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 YEAR	3 YEARS	5 YEARS	10 YEARS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
$141	$419	$718	$1,566	$131	$409	$708	$1,556
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The Institutional Class shares of the fund have no operating history. The Investor Class shares of the fund, which are invested in the same portfolio of securities, had a portfolio turnover rate of 72% for the fiscal year ended December 31, 2009.
PRINCIPAL INVESTMENT STRATEGIES
The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.
Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).
In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser’s stock selection process for established mining companies looks to identify companies with robust reserve growth profiles, healthy production, and strong cash flows.
The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including where the company’s principal operations are located; where the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
Although the fund has greater latitude to invest its assets in different precious minerals or metals stocks, it currently has significant investments in gold sector stocks. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.
The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.
PRINCIPAL RISKS
•	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

•	Foreign Securities Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•	Industry Concentration Risk. Because the fund concentrates its investments in specific industries, the fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold. Prices of gold and other precious metals can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time, and the fund may be more volatile than other types of investments.

•	Special Risk of Investing in Junior and Intermediate Mining Companies. The fund focuses its investments in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

•	Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•	Price Volatility Risk. The value of the fund’s shares may fluctuate significantly.

•	Options Risk. Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

•	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

•	Temporary Investments. The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. When the fund is in a defensive investment position, it may not achieve its investment objectives.
PERFORMANCE INFORMATION
The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5-, and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.
Annual Total Returns (as of December 31 each year)*
     Best quarter shown in the bar chart above: 49.72%% in the first quarter of 2002.
     Worst quarter shown in the bar chart above: (38.70)% in the third quarter of 2008.

*	Institutional Class shares have no operating history. The returns shown for all periods are the returns of Investor Class shares of the fund. Investor Class shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Institutional Class shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the returns shown would be higher.

Average Annual Total Returns (for the periods ended December 31, 2009)	1 Year	5 Years	10 Years
World Precious Minerals Fund Return Before Taxes	89.50%	16.92%	17.89%
Return After Taxes on Distributions	87.02%	13.34%	15.39%
Return After Taxes on Distributions and Sale of Fund Shares	58.18%	13.01%	14.63%
S&P500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	37.30%	13.05%	15.49%
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
FUND MANAGEMENT
Investment Adviser: U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust).
Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. Ralph Aldis. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer since 1999. Mr. Aldis has served as a portfolio manager of the Adviser since 2001.

PURCHASE AND SALE OF FUND SHARES
If you are an eligible investor, you may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 781234 San Antonio, Texas 78278-1234. Shares may be redeemed on any day the NAV per share is calculated.
Eligible investors for the Institutional Class include the following:
•	Institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the fund; and

•	Registered investment advisors investing directly with the fund or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment.
You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements.
Minimum Initial Investment
•	$5 million
Minimum Subsequent Investment
•	None
The fund reserves the right to waive or modify the above eligibility and minimum investment requirements at any time.
The fund also reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.
TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Global Resources Fund
INVESTMENT OBJECTIVE
The Global Resources Fund seeks long-term growth of capital plus protection against inflation and monetary instability.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. These fees are paid directly from your investment.
Shareholders Fees (fees paid directly from your investment)

Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on fund shares held 30 days or less)	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee (a)	0.93%
Distribution and/or service (12b-1) fees	None
Other expenses	0.28%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.22%

(a)	A performance fee adjustment may increase or decrease the management fee by up to +/- 0.25% of the average net assets of the fund during a rolling 12-month period. The performance adjustment is calculated by comparing the performance of the Institutional Class shares of the fund during the relevant performance period to that of the Morgan Stanley Commodity Related Equity Index. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the fund for periods prior to March 1, 2011.

(b)	Other expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Institutional Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 YEAR	3 YEARS	5 YEARS	10 YEARS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
$134	$397	$680	$1,487	$124	$387	$670	$1,477
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.
The Institutional Class shares of the fund have no operating history. The Investor Class shares of the fund which are invested in the same portfolio of securities, had a portfolio turnover rate of 189% for the fiscal year ended December 31, 2009.
PRINCIPAL INVESTMENT STRATEGIES
The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.
Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity related securities of companies involved in the natural resources industries, which includes, among others, the following industries: natural gas, integrated oil companies, oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, diversified metals and coal mining, gold and precious metals, iron and steel, paper and forest products, and uranium.
The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).
For its bottom-up selection strategy, the Adviser looks at a company’s relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.
The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including where the company’s principal operations are located; where the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.
PRINCIPAL RISKS
•	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

•	Foreign Securities Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•	Industry Concentration Risk. The fund concentrates its investments in the natural resources industries. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

•	Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•	Price Volatility Risk. The value of the fund’s shares may fluctuate significantly.

•	Options Risk. Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

•	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

•	Temporary Investments. The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. When the fund is in a defensive investment position, it may not achieve its investment objectives.

PERFORMANCE INFORMATION
The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5-, and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.
Annual Total Returns (as of December 31 each year)*
     Best quarter shown in the bar chart above: 35.85% in the fourth quarter of 2003.
     Worst quarter shown in bar chart above: (45.81)% in the third quarter of 2008.

*	Institutional Class shares have no operating history. The returns shown for all periods are the returns of Investor Class shares of the Fund. Investor Class shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Institutional Class shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the returns shown would be higher.

Average Annual Total Returns (for the periods ended December 31, 2009)	1 Year	5 Years	10 Years
Global Resources Fund Return Before Taxes	68.25%	10.17%	16.87%
Return After Taxes on Distributions	68.25%	7.00%	14.90%
Return After Taxes on Distributions and Sale of Fund Shares	44.36%	7.84%	14.37%
S&P500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%
Morgan Stanley Commodity Related Equity Index (reflects no deduction for fees, expenses or taxes)	54.78%	14.73%	15.34%
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
FUND MANAGEMENT
Investment Adviser: U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust).
Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. Evan Smith and Mr. Brian Hicks. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer since 1999. Mr. Smith and Mr. Hicks have served as portfolio managers of the Adviser since 2004.

PURCHASE AND SALE OF FUND SHARES
If you are an eligible investor, you may purchase shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 781234 San Antonio, Texas 78278-1234. Shares may be redeemed on any day the NAV per share is calculated.
Eligible investors for the Institutional Class include the following:
•	Institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the fund;

•	Registered investment advisors investing directly with the fund or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment.
You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements.
Minimum Initial Investment
•	$5 million
Minimum Subsequent Investment
•	None
The fund reserves the right to waive or modify the above eligibility and minimum investment requirements at any time.
The fund also reserves the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.
TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Global MegaTrends Fund
INVESTMENT OBJECTIVE
The Global MegaTrends Fund seeks long-term capital appreciation and its secondary objective is earning income. The trustees for the fund may change the fund’s objective without shareholder vote.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Global MegaTrends Fund will invest in equity and equity related securities of companies of all sizes. The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).
Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including where the company’s principal operations are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.
Investment Processes
The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.
In selecting securities for the Global MegaTrends Fund, the Adviser makes “top down” market allocations by identifying significant long-term “megatrends” in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns. The industrialization and urbanization that is currently occurring in many emerging markets has generated tremendous demand for basic infrastructure services, which is the major global megatrend in which the fund is actively investing.
The Global MegaTrends Fund will buy companies of all sizes from all areas of the world. The Adviser’s stock selection process can be generalized as growth at a reasonable price, which includes growth companies that have strong fundamentals and which are trading at reasonable valuations.
RELATED RISKS
Main Risk
The fund is designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk
The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.
Portfolio Management Risk
The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. The fund’s investment results depend on the ability of the Adviser to correctly identify economic megatrends, especially with regard to accurately forecasting the effects of capital expenditures and governmental policies. In addition, the fund’s investment results depend on the Adviser’s ability to combine growth and value investing when selecting stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.
Growth Stock Risk
Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities. If a fund’s growth stock does not produce the predicted earnings growth, its share price may drop, and the fund’s net asset value may decline.
Sector Risk
From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.
Value Risk
The fund is subject to valuation risk due to the fact that the Adviser’s determination that a stock is undervalued is subjective. The market may not agree and the stock’s price may not rise to what the Adviser believes is its full value. It may even decrease in value. Value stocks may also become unpopular.
Foreign Securities Risk
The fund may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:
Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.
Political, Social, and Economic Risk. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund’s assets from that country.
Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.
Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than the costs involved in domestic transactions.
OTHER TYPES OF INVESTMENTS, RELATED RISKS AND OTHER CONSIDERATIONS
While not principal strategies, the fund may invest to a limited extent in other types of investments as discussed under “Common Investment Practices and Related Risks” on page 14.

World Precious Minerals Fund
Global Resources Fund
INVESTMENT OBJECTIVES
The World Precious Minerals Fund and Global Resources Fund each seek long-term growth of capital plus protection against inflation and monetary instability.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the World Precious Minerals Fund will invest at least 80% of its net assets in equity and equity related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts. The fund participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).
The World Precious Minerals Fund focuses on selecting junior and intermediate exploration companies from around the world. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or precious metals per year and intermediate companies produce up to a million ounces of gold or precious metals. The price performance of junior exploration companies relates to the success of finding and increasing reserves, thus involving both greater opportunity and risk. The stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.
The World Precious Minerals Fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including where the company’s principal operations are located; where the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
Although the World Precious Minerals Fund has greater latitude to invest its assets in different precious minerals or metals, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.
Under normal market conditions, the Global Resources Fund normally invests at least 80% of its net assets in equity and equity related securities of companies involved in the natural resources industries. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).
The Global Resources Fund concentrates its investments in the equity securities within the natural resources industries, which include, among others, the following industries:

Energy	Basic Materials
Natural gas	Aluminum
Integrated oil companies	Chemicals
Oil and gas drilling	Diversified metals and coal mining
Oil and gas exploration and production	Gold and precious metals
Oil and gas refining	Iron and steel
Oilfield equipment/services	Paper and forest products
Uranium

Consistent with its investment objective, the Global Resources Fund may invest without limitation in equity securities within the natural resources industries and will also invest in multi-capitalization companies.
Under normal market conditions, the Global Resources Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including where the company’s principal operations are located; where the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
The World Precious Minerals Fund and the Global Resources Fund may also invest in long-term equity options called LEAPS. LEAPS allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for up to two and one half years before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option. LEAPS, therefore, allow a fund to gain exposure to individual securities in the natural resource sector over the long term while allowing the fund to preserve some cash for large or unexpected redemptions. A fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets. Investing in LEAPS and other options may result in a loss of a fund’s initial investment and may be more volatile than a direct investment in the underlying securities. While options may incur higher transaction costs, LEAPS generally have lower transaction expenses considering the longer holding period.
The funds may invest in income and royalty trusts. A rising interest rate environment could adversely impact the performance of income and royalty trusts since rising rates could limit the capital appreciation of income and royalty trusts because of the increased availability of alternative investments with more competitive yields.
The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, each fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency. When the funds are in a defensive investment position, they may not achieve their investment objectives.
Investment Processes
The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.
In making security selections for the World Precious Minerals Fund, the Adviser looks for junior and intermediate mining companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser’s stock selection process for established mining companies looks to identify companies with robust reserve growth profiles, healthy production, and strong cash flows.
For its “bottom-up” selection strategy, the Adviser looks at a company’s relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.
RELATED RISKS
Main Risk
The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk
The value of a fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.
Portfolio Management Risk
The skill of the Adviser will play a significant role in the funds’ ability to achieve their investment objectives. There is a risk that the investment strategies will not achieve the funds’ objectives or that the Adviser will not implement the strategies properly.
Foreign Securities Risk
The funds may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:
Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.
Political, Social, and Economic Risk. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund’s assets from that country.
Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.
Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than the costs involved in domestic transactions.
Industry Concentration Risk
Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The World Precious Minerals Fund invests in securities that typically respond to changes in the price of gold. Prices of gold and other precious metals can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time, and the funds may be more volatile than other types of investments. The Global Resources Fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.
Diversification Risk
The funds are non-diversified and may invest a significant portion of their total assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.
Price Volatility Risk
The value of a fund’s shares may fluctuate significantly.
Options Risk
Investing in options, LEAPS, warrants and other instruments with option-type elements (“options”) may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.

Warrants Risk
The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.
Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.
Restricted Security Risk
The funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause a fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.
Portfolio Turnover Risk
The funds’ portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the funds to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders.
Investing in Junior and Intermediate Mining Companies
The World Precious Minerals Fund focuses its investments in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.
OTHER TYPES OF INVESTMENT, RELATED RISKS AND CONSIDERATIONS
While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed below under “Common Investment Practices and Related Risks.”
COMMON INVESTMENT PRACTICES AND RELATED RISKS
Illiquid Securities
Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.
Repurchase Agreements
Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.
In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency.

Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
When-Issued and Delayed-Delivery Securities
Each fund may purchase securities on a when-issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.
Borrowing
Each fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.
Currency Risk
The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.
Small Companies
Each fund may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund’s investment in such issuers.
Derivative Securities
Each fund may, but is not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed-income indexes, and other financial instruments. In addition, each fund may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. Each fund may, but is not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of a fund to use derivative securities successfully will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. Each fund will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the Statement of Additional Information (SAI).
In addition, each fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money-warrants. As an example, the value of an out-of-the-money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.
Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

Currency Hedging
The funds may, but are not required to, invest in derivative securities in an attempt to hedge a particular fund’s foreign securities investments back to the U.S. dollars when, in their judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.
Investments in Exchange-Traded Funds (ETFs) or Other Investment Companies
The funds may invest in ETFs or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund’s own management and administrative expenses. The funds may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.
Securities Ratings
The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund’s investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of shareholders.
PORTFOLIO HOLDINGS
A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI and on the funds’ website (www.usfunds.com).
FUND MANAGEMENT
Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of the Trust. The Adviser was organized in 1968. Each fund will pay the following percentages of its average net assets to the Adviser for advisory services:

				Base Advisory Fee
				Range With
	Base			Performance
	Advisory		Hurdle	Fee
	Fee	Benchmark	Rate	Adjustment
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%	0.75%-1.25%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%	0.70%-1.20%
The funds are subject to a performance fee. A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the advisory fee. Please see the funds’ SAI for more information on the breakpoints. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the funds for periods prior to March 1, 2011. After such time, the performance will be calculated based on the Institutional Class shares of the fund.

The following example illustrates the application of the performance adjustment to the World Precious Minerals Fund:

Fund’s
	Fund's	Index's	performance
For the rolling 12-month	investment	cumulative	relative
period	performance	change	to the index

January 1	$50.00	$100.00
December 31	$57.60	$110.20
Absolute change	+ $7.60	+ $10.20
Actual change	+15.20%	+ 10.20%	+5.00%
Based on these assumptions, the Adviser’s management fee for World Precious Minerals Fund for the month ended December 31 would be calculated as follows:
•	The portion of the annual basic fee rate of 1.00% applicable to that month is multiplied by the fund’s average daily net assets for the month. This results in the dollar amount of the base fee.

•	The 0.25% rate (adjusted for the number of days in the month) is multiplied by the fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•	The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.
The Adviser, U.S. Global Brokerage, Inc., or its affiliates may pay compensation, out of profits derived from the Adviser’s management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution’s customers.
A discussion regarding the basis for the board of trustees’ approval of the investment advisory contract of the funds is available in the funds’ annual report to shareholders.
Fund Expenses
Pursuant to a voluntary arrangement, the Adviser has agreed to waive all class specific expenses of each fund including, but not limited to, administrative services fees and transfer agency fees and expenses. The Adviser can modify or terminate this arrangement at any time. The expense waiver is exclusive of performance fees, acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest.

After giving effect to the voluntary waiver, the estimated total operating expenses that you would pay if the class had assets of $25,000,000 would be as follows:

Global MegaTrends
Actual total annual operating expenses	1.52%
Voluntary expense waiver	(0.15)%
Total annual expenses after reimbursement	1.37%

World Precious Minerals Fund
Actual total annual operating expenses	1.29%
Voluntary expense waiver	(0.15)%
Total annual expenses after reimbursement	1.14%

Global Resources Fund
Actual total annual operating expenses	1.22%
Voluntary expense waiver	(0.15)%
Total annual expenses after reimbursement	1.07%
Portfolio Managers
The Global MegaTrends Fund is managed by a team consisting of Mr. Frank Holmes, Mr. John Derrick, Mr. Romeo Dator and Mr. Jack Dzierwa. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer since 1999. Mr. Derrick has served as a portfolio manager of the Adviser since 1999, Mr. Dator has served as a portfolio manager of the Adviser since 2002, and Mr. Dzierwa has served as a portfolio manager of the Adviser since 2009. Prior to that he was a Global Strategist with ITI from January 2009 through June 2009, a Global Strategist with the Adviser from August 2007 through January 2009, an Independent Financial Analyst from September 2005 through August 2007, and a Director with ING Financial Markets, London from April 2004 through August 2005.
The World Precious Minerals Fund is managed by a team consisting of Mr. Holmes and Mr. Ralph Aldis. Mr. Aldis has served as a portfolio manager of the Adviser since 2001.
The Global Resources Fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. Evan Smith and Mr. Brian Hicks. Mr. Smith and Mr. Hicks have served as portfolio managers of the Adviser since 2004.
Adviser personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the funds they manage.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next day the funds are open for business.
Opening an Account
If you are an eligible investor, you may open an Institutional Class account by downloading an application from our website at www.usfunds.com. Eligible investors for the Institutional Class are institutional and individual retail investors with a minimum investment of $5 million who purchase through certain broker-dealers or directly from the funds and registered investment advisors investing directly with the funds or who trade through platforms approved by the Adviser and whose clients’ assets in the aggregate meet the $5 million minimum investment. You are not an eligible investor if you do not independently meet the minimum investment amount. If you are holding shares through an omnibus account, you may not aggregate your shares with the shares of other omnibus account shareholders in order to meet the Institutional Class eligibility requirements. The funds reserve the right to waive or modify the above eligibility requirements at any time.

A signed, completed application with your initial investment must be mailed to U.S. Global Investors Funds to open your initial account. However, after you open your initial account, you will not need to fill out another application to invest in another fund within the U.S. Global Investors family of funds unless the account registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or hold your application for up to 30 days in order to verify your identity.
An account must have a valid physical U.S. address and each registered owner(s) must provide a valid Social Security number or other taxpayer identification to avoid possible backup withholding by the Internal Revenue Service. The funds do not open fund accounts with a foreign address. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.
Funding an Account
We do not accept the following instruments: money orders, cashier’s checks, starter checks, credit card checks, traveler’s checks, third party checks or other similar instruments. In addition, we do not accept cash or coins. Exceptions to this policy may be made in limited circumstances. To purchase fund shares with a check, the check must be written in U.S. dollars and drawn on a U.S. bank.
To fund your initial account by a wire transfer, please send the completed account application to the address below and reference that you will be funding the account by wire. An Investor Representative will contact you once the initial account has been established to provide the proper wiring instructions and new account number.
Minimum Initial Investment
•	$5 million
Minimum Subsequent Investment
•	None
The funds reserve the right to redeem or to convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption.
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
Purchases received by check or ACH are not available for redemption until the lesser of ten business days or our receipt of written confirmation from the issuing bank that your check or ACH draft has cleared. Purchases received by wire or ACH will not be considered complete until the wire or ACH is received and accepted by the funds. The funds will not be responsible for any processing delay by the bank.
Your redemption proceeds will be sent to you within seven calendar days after the effective date of the redemption. For federal income tax purposes, redemptions are a taxable event; as such you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.
A Medallion Signature Guarantee is required for all redemptions if:
•	The redemption proceeds are being sent to a bank not already on file;

•	The redemption proceeds are being sent to an address other than the address of record;

•	The redemption proceeds are being sent to a payee other than the registered owner(s);or

•	The address of record for the fund account has been updated within the last 30 days.
The funds will require a Medallion Signature Guarantee for changes in banking instructions made by mail or telephone. You may obtain a Medallion Signature Guarantee from a financial institution such as a commercial bank, savings bank, credit union, or broker dealer. A Medallion Signature Guarantee cannot be obtained from a notary public.
Additional documents may be required for purchases, exchanges or redemptions by corporations, executors, administrators, trustees, and guardians. For instructions, please call an Investor Representative at 800-873-3639, option 1.

The exchange privilege is automatic when you complete your application unless you elected to opt out of this privilege. If you elected not to have this privilege and wish to add this privilege to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 800-873-3639, option 1. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.
By Internet Access — www.usfunds.com
You can use your computer to perform certain mutual fund transactions by accessing our website. Once your application has been processed and your account has been created, you can access your account by logging onto www.usfunds.com and clicking the “Access My Account” link to establish Internet access. Once your account has been accessed, you will be able to review account activity, make exchanges between funds, check balances, add or update bank information, make changes to distribution options, update addresses, sign up for e-delivery, and purchase or redeem shares. If you have changed your banking information in the past 15 days, you will not be able to make a redemption.
By Mail
To add to your account, send your check, made payable to United Shareholder Services Inc., and written instructions to either address stated below.
For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.
For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.
o Regular Mail
Shareholder Services
U.S. Global Investors Funds
P.O. Box 781234
San Antonio, TX 78278-1234
o Overnight Mail
Shareholder Services
U.S. Global Investors Funds
7900 Callaghan Road
San Antonio, TX 78229
By Automated Clearing House (ACH) or by Bank Wire
To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 800-873-3639, option 1 to speak with an Investor Representative.
The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any U.S. Global Investors Funds that you own.
Fax /Email
The funds do not accept purchase, redemption or exchange instructions via fax or email.
IMPORTANT SHAREHOLDER INFORMATION
If your fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees or different account minimums may also apply to your investment, including a transaction fee, if you buy or sell shares of the fund through a broker-dealer or other investment professional. For more information on these fees, check with your broker-dealer or investment professional.

Funds’ Rights
The funds reserve the right to:
•	Reject and/or restrict purchase, redemption or exchange orders when in the best interest of a fund;

•	Limit or discontinue the offering of shares of a fund without notice to the shareholders;

•	Calculate the NAV per share and accept purchases, exchange, and redemption orders on a business day that the NYSE is closed;

•	Require a Medallion Signature Guarantee for transactions or changes in account information;

•	Redeem an account with less than the required fund account minimum, with certain limitations;

•	Restrict or liquidate an account when necessary or appropriate to comply with federal law;

•	Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 1-800-873-3639, option 1 for more information regarding this fee.
Converting Shares
If you hold Investor Class shares of the funds and meet the minimum investment requirement for Institutional Class shares, you may be eligible to convert your Investor Class shares to Institutional Class shares of the same fund, subject to the discretion of U.S. Global Investors Funds to permit or reject such conversion. Please call an Investor Representative at 1-800-873-3639, option 1 to request a conversion.
Effective Time and Date
When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.
When a fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days will be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.
The funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.
Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds’ behalf will be deemed accepted by a fund the same day and will be executed at that day’s closing share price. Each financial intermediary’s agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.
Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.
Use of Fair Value Pricing
When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds’ board has determined to fair value foreign securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading.
The funds may use a systematic fair valuation model provided by an independent third party to value its foreign securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.
While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believes it helps protect the interests of the funds.
The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.
Redemption of Shares in Accounts Below Minimum Balance
The funds reserve the right to redeem your account or convert your Institutional Class shares to Investor Class shares if your account falls below the minimum initial purchase amount due to shareholder transactions. Please note that you may incur a tax liability as a result of a redemption. The fund reserves the right to waive or modify the minimum investment at any time.
Confirmations and Statements
After any transaction, you will receive confirmation including the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on all fund accounts.
If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.
Excessive Short-Term Trading
The funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.
Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:
•	It may lower overall fund performance;

•	It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

•	Frequent redemptions by market timers may increase taxable capital gains; and

•	It may disrupt a portfolio manager’s ability to effectively manage fund assets.
The funds’ board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds.
Short-Term Trading Fee
The short-term trading fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the short-term trading fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund’s requirements. In addition, the fund may approve a waiver of short-term trading fees in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission or other regulators.
Omnibus Account
The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.
It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.
Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.
The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.
The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer’s redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.
Householding
Unless you instruct the funds otherwise, the funds will mail or email only one prospectus or shareholder report(s) to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder report(s) to be combined with other members of your household, please call 1-800-873-3639, option 1.
Lost Accounts
The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions and it is unable to determine your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares and any systematic purchase or redemption will be stopped. In addition, the amount of any outstanding checks (unpaid for 180 days or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith. A Medallion Signature Guarantee is required to update an account from lost status.
DISTRIBUTIONS AND TAXES
Unless you elect to have your distributions paid in cash by check, they will automatically be reinvested in fund shares. The funds generally distribute capital gains and income dividends, if any, annually in December.
Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.00.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.
Taxes to You
Unless you hold your shares in a tax-deferred account, you will generally owe federal income taxes on amounts paid or distributed to you by the funds whether you reinvest the distributions in additional shares or receive them in cash.
Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income, generally are taxed as ordinary income. For taxable years beginning before January 1, 2011, distributions of qualified dividend income generally will be taxable to individuals and other noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received by the funds from certain foreign corporations are not expected to qualify for treatment as qualified dividend income.
Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement that will detail distributions made to you for that year.
Dividends, interest and some capital gains received by the funds on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year in stock or securities of foreign corporations, the fund may make an election for the year to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the fund to foreign countries with respect to the investment income from such foreign stock or securities. Each fund expects to qualify to make such an election.
If you purchase shares of a fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”
If you redeem fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.
Shareholders should consult with their own tax advisors concerning the federal, local and foreign tax consequences of owning fund shares in light of their particular tax situation.
When you open an account, Internal Revenue Service (IRS) regulations require that you provide your taxpayer identification number (TIN), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Financial Highlights
The Institutional Class shares have no operating history. The tables below show the Investor Class shares’ financial performance. Investor Class shares, which are not offered in this prospectus, would have financial performance substantially similar to those of the Institutional Class shares because they are invested in the same portfolio of securities. The financial performance shown has not been adjusted to reflect any differences in expenses between Institutional Class shares and Investor Class shares. If differences in expenses had been reflected, the financial performance shown would be higher.
The tables below are intended to show you the Investor Class shares of each fund’s financial performance for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each Investor Class share of each fund. It assumes that all dividends and capital gains have been reinvested.
The funds have changed their fiscal year end from June 30 or October 31 to December 31. The information in the period ended December 31, 2008, column includes financial information for each fund’s previous fiscal year end (either June 30 or October 31) to December 31, each fund’s current fiscal year end.
     The information presented below has been audited by KPMG LLP, an independent registered public accounting firm. Their report and each fund’s financial statements are included in the annual report, which is available by request.
Global MegaTrends Fund

	Year	Two Months
	Ended	Ended
	December 31,	December 31,	Year Ended October 31,
	2009	2008	2008	2007**	2006	2005
Net Asset Value, Beginning of Period	$6.28	$6.60	$12.75	$11.07	$10.30	$9.20

Investment activities
Net investment income (loss)	0.03	— (a)	— (a)	(0.11)	(0.10)	(0.14)
Net realized and unrealized gain (loss)	1.86	(0.31)	(5.30)	2.63	1.18	1.24

Total from investment activities	1.89	(0.31)	(5.30)	2.52	1.08	1.10

Distributions
From net investment income	(0.02)	—	—	—	—	—
From net realized gains	—	—	(0.85)	(0.84)	(0.31)	—
From tax return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.02)	(0.01)	(0.85)	(0.84)	(0.31)	—

Short-term trading fees*(a)	—	—	—	—	—	—

Net Asset Value, End of Period	$8.15	$6.28	$6.60	$12.75	$11.07	$10.30

Total return (excluding account fees) (b)	30.15%	(4.74)%	(44.50)%	24.49%	10.53%	11.96%
Ratios/Supplemental data Net assets, end of period (in thousands)	$28,557	$22,035	$25,387	$17,723	$17,077	$14,276
Ratios to average net assets (c):
Total expenses	2.43%	2.96%	2.21%	2.49%	2.55%	2.83%
Expenses waived or reimbursed (d)	(0.48)%	(1.11)%	(0.21)%	—	—	—
Net expenses (c)	1.95%	1.85%	2.00%	2.49%	2.55%	2.83%
Net investment income (loss)	0.45%	(0.20)%	(0.06)%	(0.93)%	(0.89)%	(1.37)%
Portfolio turnover rate	100%	29%	92%	65%	75%	54%

*	Based on average monthly shares outstanding.

**	Effective October 1, 2007, U.S. Global Investors, Inc. assumed day-to-day management of the fund from the former subadviser.

(a) The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year
	Ended	Two Months Ended
	December 31,	December 31,	Year Ended October 31,
	2009	2008	2008	2007	2006	2005
Ratios to average net assets (c):
Expenses offset (f)	—	—	—	—	—	—

(f)	Effect on the expense ratio was not greater than 0.005%.
World Precious Minerals Fund

		Six Months
	Year Ended	Ended
	December 31,	December 31,	Year Ended June 30,
	2009	2008	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.56	$25.32	$28.34	$28.86	$15.50	$13.68
Investment activities
Net investment income (loss)	(0.18)	(0.06) *	(0.13) *	- *	0.72	(0.22)
Net realized and unrealized gain (loss)	8.71	(13.65) *	3.70 *	3.02	13.62	2.42

Total from investment activities	8.53	(13.71)	3.57	3.02	14.34	2.20

Distributions
From net investment income	(0.67)	—	(3.25)	(1.52)	(0.67)	(0.46)
From net realized gains	—	(2.05)	(3.35)	(2.04)	(0.37)	—

Total distributions	(0.67)	(2.05)	(6.60)	(3.56)	(1.04)	(0.46)

Short-term trading fees*	— (a)	— (a)	0.01	0.02	0.06	0.08

Net Asset Value, End of Year	$17.42	$9.56	$25.32	$28.34	$28.86	$15.50

Total return (excluding account fees) (b)	89.50%	(51.23)%	14.14%	11.48%	96.21%	16.50%
Ratios/Supplemental data Net assets, end of year (in thousands)	$639,035	$359,120	$949,014	$923,779	$920,249	$268,312
Ratios to average net assets (c):
Total expenses	1.75%	1.36%	0.97%	0.99%	1.13%	1.48%
Expenses waived or reimbursed (d)	(0.17)%	(0.11)%	—	—	—	—
Net expenses (e)	1.58%	1.25%	0.97%	0.99%	1.13%	1.48%
Net investment income (loss)	(1.32)%	(0.80)%	(0.43)%	0.06%	0.05%	(1.01)%
Portfolio turnover rate	72%	27%	58%	54%	66%	55%

*	Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed from the Adviser reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended	Six Months Ended
	December 31,	December 31,	Year Ended June 30,
	2009	2008	2008	2007	2006	2005
Ratios to average net assets (c):
Expenses offset (f)	—	—	—	—	—	—

(f)	Effect on the expense ratio was not greater than 0.005%.
Global Resources Fund

	Year	Six Months
	Ended	Ended
	December 31,	December 31,	Year Ended June 30,
	2009	2008	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$5.26	$20.52	$17.70	$17.22	$12.67	$8.39
Investment activities
Net investment income (loss)	(0.01)	(0.02) *	0.05 *	0.21	0.29	0.25
Net realized and unrealized gain	3.60	(13.92) *	5.86 *	2.86	5.63	4.67

Total from investment activities	3.59	(13.94)	5.91	3.07	5.92	4.92

Distributions
From net investment income	—	—	(0.95)	(0.88)	(0.32)	(0.34)
From net realized gains	—	(1.32)	(2.14)	(1.71)	(1.05)	(0.30)

Total distributions	—	(1.32)	(3.09)	(2.59)	(1.37)	(0.64)

Short-term trading fees* (a)	—	—	—	—	—	—

Net Asset Value, End of Year	$8.85	$5.26	$20.52	$17.70	$17.22	$12.67

Total return (excluding account fees) (b)	68.25%	(67.70)%	37.59%	20.94%	48.91%	60.21%
Ratios/Supplemental data Net assets, end of year (in thousands)	$740,072	$464,524	$2,010,581	$1,383,250	$1,281,664	$488,183
Ratios to average net assets (c):
Total expenses	1.64%	1.20%	0.88%	0.95%	0.96%	1.30%
Expenses waived or reimbursed (d)	(0.17)%	(0.12)%	—	—	—	—
Net expenses (e)	1.47%	1.08%	0.88%	0.95%	0.96%	1.30%
Net investment income (loss)	(0.08)%	(0.34)%	0.28%	0.74%	1.07%	0.91%
Portfolio turnover rate	189%	100%	133%	122%	157%	116%

*	Based on average monthly shares outstanding.
(a) The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year		Six Months
	Ended		Ended
	December 31,		December 31,		Year Ended June 30,
	2009		2008		2008	2007	2006	2005
Ratios to average net assets (c):
Expenses offset	—	(f)	—	(f)	(0.01)%	(0.01)%	(0.01)%	—	(f)
(f) Effect on the expense ratio was not greater than 0.005%.

PRIVACY POLICY
General Policy
U.S. Global Investors, Inc., U.S. Global Investors Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. have created this privacy policy in order to demonstrate our firm commitment to the privacy of your personal information. These are our information gathering and dissemination practices.
Information Collected and Disclosed
We collect nonpublic personal information about you from the following sources:
*	Information we receive from you on applications or other forms;

*	Information about your transactions with us;

*	Information gathered from consumer reporting agencies;

*	Information gathered by affiliated companies; and

*	Information gathered through web site usage.
We do not disclose any nonpublic personal information about you to nonaffiliated parties, except as permitted or required by law. U.S. Global and its affiliates may use this information to service your account or provide you information about products or services that may be of interest to you. We may also disclose all of the information we collect (except for consumer reports), as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have joint marketing agreements to service or administer your account(s), transaction(s), or request(s).
If you decide to close your account(s) or become an inactive investor we will adhere to the privacy policies and practices as described in this notice.
We restrict access to your nonpublic personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.
Further, we will properly dispose of consumer report information that may be gathered about you. Steps have been taken to ensure that consumer reports are protected against unauthorized access to or use of the information in connection with its disposal.
Internet Policy
We protect our users’ information. When you submit sensitive information via the website, your information is protected both online and offline with state-of-the-art technology. To access your account online, your computer’s web browser must support this technology. More detailed information is available on our website, www.usfunds.com. If you are just “surfing,” we collect and use IP addresses to analyze trends, administer the site, track user’s movements and gather broad demographic information. IP addresses are not linked to personally identifiable information.
Registration: If you want to buy or trade a mutual fund on our site, you must register by filling out an application form. The form asks for information such as name, e-mail address, address, gender and age. We use this information to send you materials about U.S. Global and products offered through our site, and to contact you when necessary. We are required under federal law to keep records of the information you provide to us.
When you register at our site, U.S. Global uses a cookie (a small data file stored on your computer’s hard drive) to store a unique, random user ID. We do not store passwords or any personal information about you. We use this ID to identify you anonymously in our database and to track information while you are on our site. Cookies also let you enter our site as a registered user without having to log on each time. You do not need to have cookies turned on to use our site. You can refuse cookies by turning them off in your browser, but if you do, you may not be able to use certain features of our site.

Linked Sites: Our site may contain links to other sites. We are not responsible for the privacy practices of other sites. You should read the privacy statements of each website you visit that collects personally identifiable information. This privacy statement applies only to information we collect on our site.
Children’s Privacy: Our site is not directed at children under the age of 13 and does not knowingly collect personal information from them. If we learn that we have obtained personal information from a child under the age of 13, we will delete that information from our records.
E-mail: E-mail is not a secure means of transmitting sensitive information. We will never ask you to submit your investment or personal information via e-mail.
Changes to Privacy Policy
U.S. Global may occasionally change this privacy policy. If a revision is material, U.S. Global will mail a notice to all current shareholders and will post the revised policy on its website. The changes will take effect as soon as mailed and posted.

More information on the funds is available at no charge, upon request:
Annual/Semi-Annual Report
Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders, which are available free of charge on the funds’ website at www.usfunds.com. These reports describe the funds’ performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on each fund’s performance during the last fiscal year.
Statement of Additional Information (SAI)
More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds’ website (www.usfunds.com) include a description of the funds’ policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds’ website at www.usfunds.com.
To Request Information:

By Phone	1-800-873-3639, option 1

By Mail	Shareholder Services
U.S. Global Investors Funds
P.O. Box 781234
San Antonio, TX 78278-1234

By Internet	www.usfunds.com
The SEC also maintains a website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC’s Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

[U.S. Global Investors logo to come]	U.S. GLOBAL INVESTORS FUNDS SEC Investment Company Act File No. 811-01800
[U.S. Global Investors logo to come]	U.S. GLOBAL INVESTORS, INC. P.O. Box 781234 San Antonio, TX 78278-1234

U.S. GLOBAL INVESTORS FUNDS
STATEMENT OF ADDITIONAL INFORMATION
GLOBAL MEGATRENDS FUND
WORLD PRECIOUS MINERALS FUND
GLOBAL RESOURCES FUND
INSTITUTIONAL CLASS SHARES
U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated March 1, 2010, which you may request from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-873-3639.
The date of this Statement of Additional Information is March 1, 2010.

GENERAL INFORMATION
U.S. Global Investors Funds (Trust), an open-end management investment company, was organized as a Delaware statutory trust on July 31, 2008. The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and/or classes may be created from time to time. This Statement of Additional Information (SAI) relates to the Institutional Class shares of the Global MegaTrends Fund, World Precious Minerals Fund, and Global Resources Fund. The Trust currently offers 13 funds that issue a combination of Investor Class shares and Institutional Class shares. The classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. The Institutional Class shares commenced operations on March 1, 2010. The World Precious Minerals and Global Resources Funds are non-diversified series, and the Global MegaTrends Fund is a diversified series of the Trust.
The trustees shall accept investments in any series of the Trust from such persons and on such terms as they may from time to time authorize. Investments in a series shall be credited to each shareholder’s account in the form of full or fractional shares at a net asset value per share determined after the investment is received; provided, however, that the trustees may, in their sole discretion, (a) fix the net asset value per share of the initial capital contribution or (b) impose a sales charge or other fee in connection with investments in the Trust in such manner and at such time as determined by the trustees. The trustees shall have the right to refuse to accept investments in any series at any time without any cause or reason therefore whatsoever.
All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other series and may be referred to herein as “assets belonging to” that series. The assets belonging to a particular series shall belong to that series for all purposes, and to no other series, subject only to the rights of creditors of that series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular series shall be allocated by the trustees between and among one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that series. The assets belonging to a particular series shall be so recorded upon the books of the Trust, and shall be held by the trustees in trust for the benefit of the holders of shares of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges, and reserves attributable to that series. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to a particular series shall be allocated and charged by the trustees between or among any one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes.
Without limitation of the foregoing, but subject to the right of the trustees in their discretion to allocate general liabilities, expenses, costs, charges, or reserves as herein provided, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series and not against the assets of any other series of the assets of the Trust generally. Notice of this contractual limitation on inter-series liabilities may, in the trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Act (the Delaware Act), and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No shareholder or former shareholder of any series shall have a claim on, or any right to, any assets allocated or belonging to any other series.
Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or the trustees, whether of the same or other series. In addition, shares shall not entitle shareholders to preference, appraisal, conversion or exchange rights (except as specified herein or as specified by the trustees when creating the shares, as in preferred shares). Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full fund share owned. Each fund or class of a fund, if applicable, will vote separately on matters relating solely to that fund or class. All shares of the funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 800-873-3639, option 1, or by writing to the Trust at U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234.
Each shareholder of the Trust and of each series shall not be personally liable for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. The trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust or to a series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or trustee of the Trust). Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.
Every shareholder, by virtue of having purchased a share, shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms of the Agreement and Declaration of Trust.
FUND POLICIES
The following information supplements the discussion of each fund’s policies discussed in the funds’ prospectus.
INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.
INDUSTRY CLASSIFICATION. All funds use the Bloomberg Sector Classification System (Bloomberg) for industry classification purposes.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund’s outstanding shares.
A fund may not:
1.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

5.	Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that the World Precious Minerals Fund will invest more than 25% of its total assets in securities of companies involved in the mining, fabrication, processing, marketing or distribution of metals including gold, silver, platinum group, palladium and diamonds; and the Global Resources Fund will invest more than 25% of the value of its respective total assets in securities of companies principally engaged in natural resources operations.
The World Precious Minerals Fund and Global Resources Fund may not:
1.	(a) Purchase or sell commodities except for precious metals.
(b) Purchase or sell commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
The Global MegaTrends Fund may not:
1.	Invest more than 25% of its total assets in securities of companies principally engaged in any one industry.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions may be changed by the board of trustees without a shareholder vote.
1.	All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

2.	All funds will not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

3.	The Global MegaTrends Fund will not pledge or hypothecate the assets of the fund.
VALUATION OF SHARES
An equity security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as deemed appropriate by the Adviser on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sales price.
A foreign equity security traded on one or more foreign stock exchanges is valued at its last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.
Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.
If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation policies.
Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.
Net asset value (NAV) is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.
INVESTMENT STRATEGIES AND RISKS
The following information supplements the discussion of each fund’s investment strategies and risks in the prospectus.
WORLD PRECIOUS MINERALS FUND AND GLOBAL RESOURCES FUND
INVESTMENTS IN PRECIOUS METALS. The World Precious Minerals Fund and the Global Resources Fund may invest in precious metals such as gold, silver, platinum, and palladium bullion. Because precious metals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the funds upon the sale of the precious metals. The funds may also incur storage and other costs relating to their investments in precious metals. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the Code), at least ninety percent (90%) of a fund’s gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and income and gains from certain other specified sources and transactions (Gross Income Test). Gains from the disposition of precious metals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund’s taxable year, at least fifty percent (50%) of the value of the fund’s total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in precious metals will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund’s qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in precious metals for purposes of satisfying the Gross Income Test and the Asset Value Test.
INDUSTRY CONCENTRATION. The World Precious Minerals Fund intends to concentrate its investments in securities of companies principally engaged in the exploration for, mining and processing of, or dealing in precious minerals such as gold, silver, platinum, and diamonds. The fund focuses its investments in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia, and Canada. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold.
     The Global Resources Fund intends to concentrate its investments in securities of companies within the natural resources industries including natural gas, integrated oil companies, oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, diversified metals and coal mining, gold and precious metals, iron and steel, paper and forest products, and uranium. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.
NON-DIVERSIFICATION. The World Precious Minerals Fund and Global Resources Fund have elected to be classified as non-diversified series. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund’s total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Code. Each fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds’ total returns or asset valuations than if the funds were required to hold smaller positions of the securities of a larger number of issuers.
COMMON INVESTMENT STRATEGIES AND RELATED RISKS
MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the funds will fluctuate.
FOREIGN SECURITIES. The funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.
AMERICAN DEPOSITORY RECEIPTS (ADRs) AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund’s investment policies, all funds’ investments in depository receipts be deemed investments in the underlying securities (i.e., investments in foreign issuers).
EMERGING MARKETS. The funds may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.
Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.
Risks of investing in emerging markets include:
1.	The risk that a fund’s assets may be exposed to nationalization, expropriation, or confiscatory taxation.

2.	The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund’s investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

3.	Greater social, economic, and political uncertainty (including the risk of war).

4.	Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5.	Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.	Higher rates of inflation.

7.	Controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars.

8.	Greater governmental involvement in and control over the economy.

9.	The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10.	The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

11.	The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12.	The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

13.	Less extensive regulation of the securities markets.

14.	Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15.	The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16.	The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect for federal income tax purposes, when eligible, to “pass through” to the funds’ shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder’s income and may be claimed as a deduction or credit on their federal income tax return. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17.	The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

18.	Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund’s investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

19.	Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the control of the Adviser. As a result, the return and net asset value of the funds will fluctuate.

20.	The Adviser may engage in hedging transactions in an attempt to hedge a fund’s foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.
REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds’ custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller’s agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.
SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the funds’ current securities lending agreements, the funds’ lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.
A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.
BORROWING. The funds may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.
Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds’ performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.
To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund’s net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund’s assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund’s portfolio assets increase in value and decrease more when the fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The funds may invest in lower-rated debt securities (commonly called “junk bonds”), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund’s shares, and an increase in issuers’ defaults on such bonds.
In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund’s ability to recover full principal or to receive payments when senior securities are in default.
The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.
When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.
Also, increased illiquidity of the market for lower-rated bonds may affect a fund’s ability to dispose of portfolio securities at a desirable price.
In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund’s investments in lower-rated bonds.
CONVERTIBLE SECURITIES. The funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.
RESTRICTED SECURITIES. From time to time, the funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, a fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.
DERIVATIVE SECURITIES. The funds may purchase derivative securities. Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund’s unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund’s portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The funds’ ability to successfully use derivative securities will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.
Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.
The funds’ activities involving derivative securities may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.
OPTIONS. The funds may purchase and sell options that are either listed on an exchange or quoted on Nasdaq. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An “American style” put or call option may be exercised at any time during the option period while a “European style” put or call option may be exercised only upon expiration or during a fixed period prior thereto.
Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. Over-the-counter (OTC) options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty (ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.
The funds’ ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund’s anticipated profits or increase its losses.
If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.
The funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option).

WRITING OPTIONS ON SECURITIES. The funds may write “covered” put and call options. The funds may also enter into transactions to close out an investment in any put or call options. If a fund writes (i.e., sells) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase the fund’s income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund’s capital gains. All options sold by a fund must be “covered” (i.e., the fund must be long when selling a call option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security. The funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund’s securities subject to outstanding “covered” call or put options would exceed 25% of the value of the fund’s total assets.
WARRANTS. The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from the time component.
Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant
FUTURES CONTRACTS. The funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
The use by the funds of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.
A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund’s total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The funds may engage in currency transactions with counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country’s currency. Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. A fund’s dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.
To hedge against a devaluation of a foreign currency, a fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.
A fund may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.
As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund’s portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund’s portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund’s portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a regulated investment company under Subchapter M of the Code. Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.
The funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.
USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the funds segregate liquid high grade assets with their custodian to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund’s accounting records or physically segregated in a separate account at that fund’s custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.
TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser’s opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, repurchase agreements money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency. When a fund is in a defensive investment position, it may not achieve its investment objective.
U.S. GOVERNMENT SECURITIES. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.
Agencies or instrumentalities established by the U.S. Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.
PORTFOLIO TURNOVER
The Adviser buys and sells securities for a fund to accomplish the fund’s investment objective. A fund’s investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund’s investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as “portfolio turnover.”
A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund’s rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see “Federal Income Taxes”).
PORTFOLIO HOLDINGS DISCLOSURE POLICY
It is the policy of the Trust to protect the confidentiality of all fund holdings and prevent the selective disclosure of nonpublic information about all fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust’s custodians, fund accountants, investment adviser, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.
There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.
The Adviser of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the funds or identify funds’ position sizes.
For press interviews, commentary, or reports on a media that result in immediate public dissemination, such as television or the funds’ and/or Adviser’s website(s), portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of any individual portfolio holding position. Once the portfolio holding is disclosed in an interview over such media, that holding will be deemed to be previously publicly disclosed in accordance with these disclosure policies.
Notwithstanding anything herein to the contrary, the funds’ board of trustees and an appropriate officer of the funds and/or Adviser’s legal department, or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Trust’s disclosure policies. (For example, the funds may determine to not provide purchase and sale information with respect to funds that invest in smaller capitalization companies or less liquid securities.)
The board has approved the Trust’s portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The board oversees the monitoring of the policy, and exceptions to the policy must be approved by the Trust’s CCO. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the board.
MANAGEMENT OF THE TRUST
The Trust’s board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an “interested person” of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for non-interested trustees is 72 years of age. Trustees also elect the officers on an annual basis who serve until their successors are elected and qualified, and select the trustees to serve as Audit Committee members and Nominating and Governance Committee members. The trustees and officers of the trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each trustee and officer is 7900 Callaghan Road, San Antonio, Texas 78229.
The board has an Audit Committee and a Nominating and Governance Committee. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the board. Members of the Audit Committee are: J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Joe C. McKinney, all of whom are non-interested trustees. The Audit Committee has had two meetings during the past year. The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for board membership and for overseeing the administration of the Trust’s Governance Guidelines. The members of the Nominating and Governance Committee are: J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Joe C. McKinney, all of whom are non-interested trustees. The Nominating and Governance Committee has had two meetings during the past year. Pursuant to the Trust’s Nominating and Governance Committee Charter, shareholders may submit recommendations for board candidates by sending a resume of the candidate by U.S. mail or courier service to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee.

NON-INTERESTED TRUSTEES

NUMBER OF
		TERM OF		PORTFOLIOS
		OFFICE AND		IN FUND
	POSITION(S)	LENGTH OF	PRINCIPAL	COMPLEX	OTHER
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	OVERSEEN	DIRECTORSHIPS
AND AGE	TRUST	SERVED	DURING PAST 5 YEARS	BY TRUSTEE	HELD BY TRUSTEE

J. Michael Belz	Trustee	November 1998 to	President and Chief	Thirteen	Director, Broadway
7900 Callaghan Rd		present*	Executive Officer		National Bank from
San Antonio, TX			of Catholic Life		October 2003 to
78229 (57)			Insurance since 1984.		present.

James F. Gaertner	Trustee	November 2002 to	President, Sam	Thirteen	Chairman of the
7900 Callaghan Rd		present*	Houston State		Audit Committee,
San Antonio, TX			University from		Tandy Brands
78229 (67)			August 2001 to		Accessories, Inc.
			present.		from October 1997
to present.

Clark R. Mandigo	Trustee	May 1993 to	Restaurant	Thirteen	None.
7900 Callaghan Rd		present*	operator, business
San Antonio, TX			consultant from
78229 (66)			1991 to present.

Joe C. McKinney	Trustee	October 2008 to	Vice Chairman.	Thirteen	Director, Broadway
7900 Callaghan Rd		present*	Broadway National		National Bank from
San Antonio, TX			Bank from October		October 2002 to
78229 (63)			2002 to present.		present; Director,
USAA Real Estate
Company from
September 2004 to
present; Director,
Luby’s, Inc. from
January 2003 to
present.

*	These dates include service for a predecessor trust.
INTERESTED TRUSTEES

NUMBER OF
		TERM OF		PORTFOLIOS
		OFFICE AND		IN FUND
	POSITION(S)	LENGTH OF	PRINCIPAL	COMPLEX	OTHER
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	OVERSEEN	DIRECTORSHIPS
AND AGE	TRUST	SERVED	DURING PAST 5 YEARS	BY TRUSTEE	HELD BY TRUSTEE

Frank E. Holmes*	Trustee, Chief	January 1990 to	Director, Chief	Thirteen	Director of 71316
7900 Callaghan Rd	Executive Officer,	present**	Executive Officer,		Ontario, Inc. from
San Antonio, TX	President	August 1999 to	and Chief		April 1987 to
78229 (55)	Chief Investment	present**	Investment Officer		present and of F.E.
	Officer		of the Adviser.		Holmes
			Since October 1989,		Organization, Inc.
			Mr. Holmes has		from July 1978 to
			served and		present.
continues to serve
in various
positions with the Adviser, its
subsidiaries, and
the investment
companies it
sponsors.

*	Mr. Holmes is an “interested person” of the Trust by virtue of his positions with U.S. Global Investors, Inc.

**	This date includes service for a predecessor trust.

OFFICERS

	POSITION(S) HELD	TERM OF OFFICE AND	PRINCIPAL
NAME, ADDRESS, AND	WITH	LENGTH OF TIME	OCCUPATION(S)
AGE	TRUST	SERVED*	DURING PAST 5 YEARS

Frank E. Holmes	President and Chief Executive Officer;	January 1990 to present	Director, Chief
7900 Callaghan Rd	Chief Investment Officer	August 1999 to present	Executive Officer,
San Antonio, TX 78229 (55)			and Chief
Investment Officer
of the Adviser.
Since October 1989,
Mr. Holmes has
served and
continues to serve
in various
positions with the
Adviser, its
subsidiaries, and
the investment
companies it
sponsors.

Susan B. McGee	Executive Vice President and General	March 1997 to present	President and
7900 Callaghan Rd	Counsel; Secretary		General Counsel of
San Antonio, TX 78229 (50)			the Adviser. Since
September 1992, Ms.
McGee has served
and continues to
serve in various
positions with the
Adviser, its
subsidiaries, and
the investment
companies it
sponsors.

Catherine A. Rademacher	Treasurer	July 2004 to present	Chief Financial
7900 Callaghan Rd			Officer of the
San Antonio, TX 78229 (50)			Adviser since
August 2004.
Controller of the
Adviser from April
2004 until August
2004. Associate
with Resources
Connection from
July 2003 to
February 2004.

James L. Love, Jr.	Chief Compliance Officer	September 2007 to	Chief Compliance
7900 Callaghan Rd		present	Officer of the
San Antonio, TX 78229 (41)			Adviser since
September 2007.
Executive Director
Executive Attorney
from January 2003
to September 2007,
Senior Counsel May
2002 to January
2003 with USAA.

Mark Carter	Vice President	April 2008 to present	Vice President,
7900 Callaghan Rd.	Shareholder Services		Shareholder
San Antonio, TX 78229 (42)			Services of the
Adviser since April
2008, Operations
Manager of the
Adviser from April
2007 through March
2008. Transfer
Operations Manager,
Invesco AIM from
2004 through April
2007.

	POSITION(S) HELD	TERM OF OFFICE AND	PRINCIPAL
NAME, ADDRESS, AND	WITH	LENGTH OF TIME	OCCUPATION(S)
AGE	TRUST	SERVED*	DURING PAST 5 YEARS

T. Kelly Niland	Vice President	December 2008 to present	Vice President of
7900 Callaghan Rd	Investment Operations		Investment
San Antonio, TX 78229 (48)			Operations of the
Adviser since
January 2006. Fund
Accounting Manager
with AIM
Investments from
June 1992 to
January 2006.

Susan K. Filyk	Vice President	December 2008 to present	Director of
7900 Callaghan Rd	Marketing		Marketing of the
San Antonio, TX 78229 (40)			Adviser since
August 2008. Sr.
VP Marketing with
Frost National Bank
from May 1998 to
August 2007.

*	These dates include service for a predecessor trust.

DOLLAR RANGE
OF EQUITY SECURITIES
IN THE FUNDS HELD AS
NON-INTERESTED TRUSTEES	OF 12/31/2009

J. Michael Belz
Global MegaTrends Fund	$1—$10,000
World Precious Minerals Fund	$10,001—$50,000
Global Resources Fund	$10,001—$50,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	$50,001-100,000
Clark Mandigo
Global MegaTrends Fund	$10,001—$50,000
World Precious Minerals Fund	$1—$10,000
Global Resources Fund	$1—$10,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000
James F. Gaertner
Global MegaTrends Fund	None
World Precious Minerals Fund	$1—$10,000
Global Resources Fund	$1—$10,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	$50,001-100,000
Joe C. McKinney
Global MegaTrends Fund	$1—$10,000
World Precious Minerals Fund	$1—$10,000
Global Resources Fund	$1—$10,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	$10,001—$50,000
None of the non-interested trustees, nor their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.

DOLLAR RANGE
OF EQUITY SECURITIES
IN THE FUNDS HELD AS
INTERESTED TRUSTEE	OF 12/31/2009

Frank E. Holmes
Global MegaTrends Fund	$10,001—$50,000
World Precious Minerals Fund	$10,001—$50,000
Global Resources Fund	$10,001—$50,000
Aggregate Dollar Range of Ownership of the Trust’s Funds	Over $100,000
The following table provides information on compensation paid by U.S. Global Investors Funds to each of the trustees and the Trust’s Chief Compliance Officer. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

TOTAL COMPENSATION
FROM U.S. GLOBAL
NON-INTERESTED TRUSTEES	INVESTORS FUNDS(1)

J. Michael Belz, Trustee	$50,500
James F. Gaertner, Trustee	$53,000
Clark R. Mandigo, Trustee	$55,000
Joe C. McKinney, Trustee	$48,000
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive Officer, Chief Investment Officer	None
CHIEF COMPLIANCE OFFICER
James L. Love, Jr.	$156,324

(1)	The U.S. Global Investors Funds do not provide any pension or retirement benefit for the trustees.
CODE OF ETHICS
The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics (the “Code”) in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.
PROXY VOTING POLICIES
Proxies for each fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth below. Each fund’s proxy voting record, including information regarding how each fund voted proxies relating to portfolio securities held by the fund, for the twelve-month period ended June 30, 2009, is available without charge, upon request, by calling 1-800-US-FUNDS and on the SEC’s website at http://www.sec.gov.
VOTING PROCEDURES
The Trust has retained Glass Lewis & Co.(“Glass Lewis”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of fund proxies. The proxy voting guidelines developed and maintained by Glass Lewis are an extensive list of common proxy voting issues and its voting recommendations. A copy of the guidelines can be obtained by calling 1-800-USFUNDS and on the funds’ website at www.usfunds.com. Common proxy voting issues in the guidelines include, but are not limited to, the following:
Election of Auditors- considering factors such as auditors financial interest or association with company, poor accounting practices, and fees paid for non-audit services.
Election of Directors — considering factors such as attendance at board meetings, service on other boards, failure to act on shareholder proposals, lack of audit, compensation, or nominating committee, correlation between CEO pay and company performance.
Proxy Contest — considering factors such as performance of the target company, management’s track record, and reimbursing solicitation expenses.
Takeover Defenses — considering factors such as poison pills, shareholder ability to call special meetings, and supermajority vote requirements.
Merger and Corporate Restructurings — considering factors such as valuation, market reaction, strategic rationale, negotiations, conflicts of interest, and governance.

State of Incorporation— considering factors such as governance provisions, economic benefits, and jurisdictional law.
Capital Structure — considering factors such as common stock authorization, dual-class stock authorization, and preferred stock authorization.
Executive and Director Compensation — considering factors such as equity compensation plans, poor pay practices, employee stock purchase plans, and option backdating practices.
While Glass Lewis makes the proxy vote recommendations, the Adviser retains the ultimate authority on deciding how to vote. However, in general, it is the Adviser’s policy to vote in accordance with Glass Lewis. A decision to override Glass Lewis’ recommendation is made by the Adviser’s Proxy Review Committee. In reviewing and evaluating Glass Lewis’ recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors the committee considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the committee considers in determining how proxies should be voted. As a matter of practice, the committee will vote in accordance with management’s position. However, each issue is individually evaluated and the committee will consider its effect on the investment merits of owning that company’s shares. With respect to international securities, the committee is mindful of the varied market practices and environments relating to corporate governance in the local regions. The committee members’ experience enables them to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. The committee may decide that it is in a fund’s best interest to not vote the shares of foreign companies. All votes contrary to Glass Lewis’s recommendation are reported to the board of trustees.
CONFLICT OF INTEREST
If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of Glass Lewis except as follows. If the committee believes that it would be in the best interest of the Trust to vote a proxy other than according to the recommendation of Glass Lewis, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.
PRINCIPAL HOLDERS OF SECURITIES
As of February 1, 2010, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Investors Class shares of each fund. The funds are aware of the following entities or persons who owned more than 5% of the outstanding shares of the Investors Class shares of the funds as of February 1, 2010.

		PERCENTAGE	TYPE OF
FUND	SHAREHOLDERS	OWNED	OWNERSHIP

Global MegaTrends Fund	Customers of Charles Schwab & Company, Inc.(1)	42.53%	Beneficial
	National Financial Services Corporation (2)	5.15%	Beneficial
World Precious Minerals Fund	Customers of Charles Schwab & Company, Inc.(1)	29.17%	Beneficial
	National Financial Services Corporation (2)	20.55%	Beneficial
	Ameritrade, Inc. (3)	6.68%	Beneficial
Global Resources Fund	Customers of Charles Schwab & Company, Inc.(1)	37.67%	Beneficial
	National Financial Services Corporation (2)	23.02%	Beneficial
	Ameritrade, Inc. (3)	6.81%	Beneficial

(1)	Charles Schwab & Company, Inc., a broker-dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual clients owns more than 5% of the fund.

(2)	National Financial Services Corp., a broker-dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.

(3)	Ameritrade, Inc., a broker-dealer located at P.O. Box 2226, Omaha, NE 68103-226, has advised that no individual client owns more than 5% of the fund.

INVESTMENT ADVISORY AND OTHER SERVICES
The investment adviser to the funds is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of October 1, 2008. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.
BASE ADVISORY FEE SCHEDULE

NAME OF FUND	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
Global MegaTrends Fund	1.00%
World Precious Minerals Fund	1.00%≤$500,000,000; 0.95% $500,000,001 - $1,000,000,000; 0.90%>$1,000,000,000
Global Resources Fund	0.95%≤$500,000,000; 0.90% $500,000,001 - $1,000,000,000; 0.85%>$1,000,000,000
The Adviser has voluntarily agreed to waive all class specific expenses, including but not limited to, administrative expenses and transfer agency expenses. The expense waiver is exclusive of performance fees, acquired fund fees and expenses, taxes, brokerage commissions and interest. The Adviser can modify or terminate this arrangement at any time.
The base advisory fee for the funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate. The chart below reflects each fund’s base advisory fee, its relative benchmark, and hurdle rate.
PERFORMANCE FEE SCHEDULE

				Base Advisory Fee
				Range With
	Base Advisory		Hurdle	Performance Fee
	Fee	Benchmark	Rate	Adjustment
Global MegaTrends Fund	1.00%	S&P500 Index	+/- 5%	0.75%-1.25%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%	0.70%-1.20%
A performance fee, or fulcrum fee, is designed to reward the Adviser for the performance of the Institutional Class of a fund that exceeds a fund’s designated benchmark or penalize the Adviser for the performance of the Institutional Class of a fund which is lower than a fund’s designated benchmark. The cumulative performance of the Institutional Class of a fund is compared to that of its designated benchmark over a rolling 12-month period. When the difference between a fund’s Institutional Class performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate) there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s Institutional Class’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s Institutional Class’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the base advisory fee as noted in the Base Advisory Fee Schedule section. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the funds for periods prior to March 1, 2011. After such time, the performance will be calculated based on the Institutional Class shares of the fund.
The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The advisory agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if it is assigned.

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.
From time to time, the Adviser or U.S. Global Brokerage, Inc. may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
In addition to advising client accounts, the Adviser may invest in securities for their own accounts. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser typically invests in start-up companies in the natural resources or technology fields.
ADMINISTRATIVE SERVICES AGREEMENT
Under a separate written agreement, the Adviser provides day-to-day administrative services to the Trust including preparing compliance materials pursuant to Rule 38a-1 of the 1940 Act to improve overall compliance by the Trust and its various agents; arranging for the preparation and filing for the Trust of all required tax returns; preparing and filing the periodic updating of the Trust’s prospectus and statement of additional information; preparing and filing, or overseeing the preparation and filing of, any currently required or to be required reports filed with the Securities and Exchange Commission and other regulatory and self-regulatory authorities including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR, Form N-CSR, Form N-Q, Form N-PX, and notices pursuant to Rule 24f-2 under the 1940 Act; and preparing and filing any regulatory reports as required by any regulatory agency. Monthly, the Adviser receives an administrative fee from the Institutional Class shares of the funds for these services that is calculated at an average annual rate of 0.06% on the monthly average net asset of each fund. The agreement provides that 0.03% of the administrative fee is for fund level administrative duties and 0.03% of the administrative fee is for class level administrative duties.
The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust, and each of the funds’ classes, if applicable, pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors’ expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not “interested persons” of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the Mutual Fund Education Alliance or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.
DISTRIBUTION AGREEMENT
U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the funds’ shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds’ shares, which are offered on a continuous basis.
U.S. Global Brokerage markets the fund and distributes each fund’s shares pursuant to a distribution agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners and other financial representatives for the sale of the funds’ shares. Following such sales, a fund will receive the net asset value per share. Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement, prospectus and statement of additional information under the 1933 Act and amendments for the issue of its shares, (ii) in connection with the registration and qualification of shares for sale in the various states in which the officers of the Trust shall determine to be advisable (including registering the Trust as a broker or dealer or any officers of the Trust as agent or salesperson in any state); (iii) of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Trust in their capacity as such, and (iv) of preparing, setting in type, printing and mailing prospectuses, SAIs and any supplements thereto sent to existing shareholders. The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the qualified trustees of the Trust; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) day written notice by the Trust. For these purposes, the term “vote of a majority of the outstanding voting securities” is deemed to have the meaning specified in the 1940 Act and the rules enacted hereunder. U.S. Global Brokerage, the principal underwriter for distribution of the funds’ shares, and its affiliated persons, including Frank Holmes, a trustee of the Trust, have a direct or indirect financial interest in the operation of the funds’ Distribution Agreement.
TRANSFER AGENCY AGREEMENT
The transfer agency agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. (USSI) the following: an annual fee of $10,509.32 per cusip and $15.11 per account. In addition, the funds will bear transaction-related expenses, other miscellaneous expenses, and out-of-pocket expenses.
ACCOUNTING AND CUSTODY AGREEMENT
Brown Brothers Harriman & Co., an independent service provider, provides the funds with bookkeeping, accounting, and custody services and determines the daily net asset value for each of the funds.
PORTFOLIO MANAGERS
COMPENSATION FOR FRANK HOLMES, JOHN DERRICK, RALPH ALDIS, BRIAN HICKS, EVAN SMITH, ROMEO DATOR, AND JACK DZIERWA
The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:
BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.
MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of each fund’s Lipper peer group or is awarded certain rankings by third-party ranking services. The following is the Lipper peer group for each of the funds: Global MegaTrends Fund — Lipper Multi-Cap Growth; World Precious Minerals Fund — Lipper Gold Oriented Funds; Global Resources Fund — Lipper Natural Resources Fund. The portfolio managers serving on investment teams providing advisory services to accounts with performance-based fees are given bonuses if the account exceeds certain sector-specific benchmarks.
The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.
Frank Holmes receives a base salary and in addition receives a percentage of the bonus paid to the other portfolio managers, an annual bonus based upon the Adviser’s operational earnings, an annual bonus based upon the performance of the Adviser’s own investment account, and a quarterly or annual performance fee bonus for the management of the two offshore accounts.

The Adviser manages two offshore accounts that pay a performance-based fee which could result in a higher fee than the management of the funds. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.
PORTFOLIO MANAGER: FRANK E. HOLMES
Other Managed Accounts as of 12/31/2009

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$34,554,326	2	$34,554,326
Other accounts	1	$8,137,178	1	$8,137,178
Mr. Holmes also manages the Adviser’s own investment account and earns a bonus based on the performance of the investments. The payment of a bonus may create an incentive to give preferential treatment to the Adviser’s own account. The Adviser has adopted trade allocation procedures and a code of ethics designed to address this potential conflict.
Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2009

Global MegaTrends Fund	$10,001-$50,000
World Precious Minerals Fund	$10,001-$50,000
Global Resources Fund	$10,001-$50,000
PORTFOLIO MANAGER: JOHN DERRICK
Other Managed Accounts as of 12/31/2009

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/09

Global MegaTrends Fund	$10,001-$50,000
PORTFOLIO MANAGER: ROMEO DATOR
Other Managed Accounts as of 12/31/09

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2009

Global MegaTrends Fund	$10,001-$50,000
PORTFOLIO MANAGER: BRIAN HICKS
Other Managed Accounts as of 12/31/2009

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$34,554,326	2	$34,554,326
Other accounts	0	$0	0	$0
Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2009

Global Resources Fund	$100,001-$500,000
PORTFOLIO MANAGER: EVAN SMITH
Other Managed Accounts as of 12/31/2009

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$34,554,326	2	$34,554,326
Other accounts	0	$0	0	$0
Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2009

Global Resources Fund	$100,001-$500,000
PORTFOLIO MANAGER: RALPH ALDIS
Other Managed Accounts as of 12/31/2009

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	2	$34,554,326	2	$34,554,326
Other accounts	0	$0	0	$0
Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2009

World Precious Minerals Fund	$100,001-$500,000
PORTFOLIO MANAGER: JACK DZIERWA

Other Managed Accounts as of 12/31/2009

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Ownership of Securities

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF 12/31/2009

Global MegaTrends Fund	$0-$10,000
BROKERAGE ALLOCATION AND OTHER PRACTICES
Decisions to buy and sell securities for the funds and placing the funds’ securities transactions and negotiation of commission rates, where applicable, are made by the Adviser and are subject to review by the board of trustees. The Adviser seeks best execution for a fund taking into account various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided — viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser will not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. Research services and products may be useful to the Adviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.
The funds may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, the funds generally intend to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.
The brokerage fees paid by the following funds for the most recent fiscal years were as follows:

	Fiscal Year Ended
	June 30, 2007	June 30, 2008	December 31,2008*	December 31,2009
World Precious Minerals Fund	$2,627,005	$3,211,890	$1,406,293	$2,417,880
Global Resources Fund	$5,451,211	$6,397,597	$3,622,973	$4,724,099

*	For the six months ended December 31, 2008.
The brokerage fees paid by the following fund for the most recent fiscal periods were as follows:

	Fiscal Year Ended
	October 31, 2007	October 31, 2008	December 31,2008*	December 31,2009
Global MegaTrends Fund	$21,547	$136,167	$32,975	$108,209

*	For the two months ended December 31, 2008.

During the fiscal year ended December 31, 2009, the following funds paid approximately $1,436,693 in brokerage commissions to firms that provided research services to the Adviser. These trades involved approximately $616,714,204 in principal value. The brokerage fees paid in this manner for each fund were as follows:

	COMMISSIONS	PRINCIPAL VALUE
Global MegaTrends Fund	$0	$0
World Precious Minerals Fund	$640,293	$194,152,445
Global Resources Fund	$796,400	$422,561,759

Total	$1,443,081	$616,714,204

TRADE AGGREGATION AND ALLOCATION PROCEDURES
The Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Adviser may aggregate client (including the funds) purchase or sale orders and may also aggregate orders for the Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser’s Procedures are designed to ensure that each of the Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.
Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant to the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the funds’ ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.
PURCHASE, REDEMPTION, AND PRICING OF SHARES
The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.
Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the prospectus. In addition, shares of the fund may be purchased using securities, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such “in kind” purchase, the following conditions will apply:
1.	The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

2.	Securities of the same issuer must already exist in the fund’s portfolio.

3.	The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX.

4.	Any securities so acquired by the fund shall not comprise over 5% of the fund’s net assets at the time of such exchange.

5.	No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

6.	The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.
An investor who wishes to make an “in kind” purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under federal and state law of making such an “in kind” purchase.
ADDITIONAL INFORMATION ON REDEMPTIONS
REDEMPTION IN KIND. The Declaration of Trust permits the right to redeem funds shares in cash or in kind. However, the Global MegaTrends Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of these funds solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of these funds receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.
SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.
FEDERAL INCOME TAXES
TAXATION OF THE FUNDS — IN GENERAL
Each fund has elected and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Accordingly, no fund will be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes each taxable year at least the sum of (i) 90% of the fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute substantially all of such income each year. A fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“90% test”); and (b) satisfy certain diversification requirements at the close of each quarter of the fund’s taxable year.
The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.
A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.
TAXATION OF THE FUNDS’ INVESTMENTS
Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss carry forwards and related expiration dates for each fund listed below, as of December 31, 2009, are as follows:

Expiration Date
FUND	2010	2011	2012	2013	2014

Global MegaTrends Fund	$—	$—	$—	$—	$—
World Precious Minerals Fund	$—	$—	$—	$—	$—
Global Resources Fund	$—	$—	$—	$—	$—

	Expiration Date
FUND	2015	2016	2017	Total

Global MegaTrends Fund	$8,605,703	$5,994,166	$995,675	$15,595,544
World Precious Minerals Fund	$—	$43,501,061	$65,130,599	$108,631,660
Global Resources Fund	$—	$174,185,267	$313,245,072	$487,430,339

POST
OCTOBER 31, 2009,
FUND	CAPITAL LOSS DEFERRAL

Global MegaTrends Fund	$413,260
World Precious Minerals Fund	$1,983,933
The amounts above, in accordance with federal income tax rules, are deemed to have occurred on January 1, 2010.
A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.
For federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Because a fund will not receive a cash payment of interest, in order to satisfy the distribution requirements, a fund may have to sell other securities at a time when it might otherwise have continued to hold them. Original issue discount with respect to tax-exempt obligations generally will be excluded from a fund’s taxable income, although such discount will be included in gross income for purposes of the 90% test described above. Original issue discount is accrued and added to the adjusted tax basis of the securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount. In addition, to the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently under the original issue discount rules even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.
Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This discount represents market discount for federal income tax purposes. To the extent that a fund purchases debt securities (including tax exempt bonds) at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will generally be treated as taxable interest income to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.
A fund whose portfolio is subject to the market discount rules may be required to defer the deduction of part or all of any direct interest expense incurred to purchase or carry any debt security (other than a tax exempt obligation) having market discount, unless the fund makes the election to include market discount in income currently.
The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund’s adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and reduces the fund’s basis in the securities, and generally, must be amortized under a constant yield method.
If a fund owns shares in a foreign corporation that is a “passive foreign investment company” for U.S. federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. Federal income tax on part of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a “passive foreign investment company” will not lead to any deduction or credit to the fund or any shareholder. Rather than being taxed on passive foreign investment company income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the fund may be required to include its share of the passive foreign investment company’s ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.
In addition, another election may be available that would involve marking-to-market the fund’s shares in a passive foreign investment company at the end of each taxable year (and on certain other dates prescribed in the Code); with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the fund level under the passive foreign investment company rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit its options with respect to shares in a passive foreign investment company.
A fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.
If an option which a fund has written expires on its stipulated expiration date, the fund recognizes a short-term capital gain. If a fund enters into a closing purchase transaction with respect to an option which the fund has written, the fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which a fund has written is exercised, the fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If an option which a fund has purchased expires on the stipulated expiration date, the fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.
The amount of any realized gain or loss on closing out options on certain stock indices will result in a capital gain or loss for federal income tax purposes. Such options held by a fund at the end of each fiscal year on a broad-based stock index generally are treated under the Code as “Section 1256 contracts” and will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.
If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the fund elects to include the market discount in income as it accrues.
A fund’s investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to as “Section 988 gains or losses,” may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges may also be treated as Section 988 gains or losses.
The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable

TAXATION OF THE SHAREHOLDER
Shareholders will be subject to federal income taxes on distributions made by a fund whether received in cash or additional shares of the fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of “qualified dividend income,” as such term is defined in section 1(h) (11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a fund are not eligible for the dividends received deduction when distributed to the fund’s corporate shareholders.
To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund’s shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.
Distributions by a fund will result in a reduction in the net asset value of fund shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.
All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the “average annual method.”
A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. The gain or loss will generally be long term if the shares were held more than one year and short term if the shares were held less than one year. If a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.
Each fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 28% on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the fund’s shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.
CURRENCY FLUCTUATIONS — “SECTION 988” GAINS OR LOSSES
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sale of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.
Forward currency contracts and certain options entered into by the fund may create “straddles” for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.
FOREIGN TAXES
Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.
Under the Code, if more than 50% of the value of a fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to “pass-through” to the fund’s shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that year and, if so, such notification will include the shareholder’s proportionate share of foreign source income and foreign taxes paid.
The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to “passive income,” which includes, among other types of income, dividends, and interest.
The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.
The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR
Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian, fund accountant, and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust.
DISTRIBUTOR
U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.
FINANCIAL STATEMENTS
Since the Institutional Class of the fund has not yet commenced operations, there are no financial statements.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Trust. The independent registered public accounting firm audits and reports on the funds’ annual financial statements, reviews certain regulatory reports and the funds’ federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as legal counsel to the Trust and to the independent trustees of the Trust.

PART C: OTHER INFORMATION
Item 23. Exhibits
The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.
(a)	Agreement and Declaration of Trust, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(b)	By-laws, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	1. Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2. Amended and Restated Administrative Services Agreement with U.S. Global Investors, Inc., dated January 15, 2010, included herein.

(e)	Amended and Restated Shareholder Servicing Agreement, dated January 15, 2010, included herein.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	1. Custodian Agreement, dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

2. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

3. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

4. Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

5. Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

6. Amendment dated October 1, 2008, to Custodian Agreement dated November 1, 1997 between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(h)	1. Amended and Restated Transfer Agency Agreement, dated January 15, 2010, between Registrant and United Shareholder Services, Inc., included herein.

(i)	Opinion of Counsel, included herein.

(j)	Consent of independent registered public accounting firm, KPMG LLP, included herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	1. Distribution Plan, dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2. Amended and Restated Distribution Plan Pursuant to Rule 12b-1 Plan, dated January 15, 2010, included herein.

(n)	Rule 18f-3 Plan, included herein.

(o)	Power of Attorney, dated August 26, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(p)	1. U.S. Global Investors Funds Code of Ethics effective October 1, 2008, incorporated by reference to Post-Effective Amendment 102 filed December 29, 2008 (EDGAR Accession No. 0000950134-08-022832).
Item 24. Persons Controlled by or under Common Control with Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “Principal Holders of Securities.”
Item 25. Indemnification
Under the Registrant’s Agreement and Declaration of Trust, Article IX :
Section 9.02 Indemnification of trustees, officers and employees.
(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is, or has been, a trustee or an officer, or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate series (out of assets belonging to that series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof (ii) as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.
b) No indemnification shall be provided hereunder to a Covered Person:(i) who shall have been finally adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii)in the event of a settlement not involving a final adjudication (as provided for in paragraph (b)(i)), unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:(A)by the court or other body approving the settlement;(B)by at least a majority of those trustees who neither are interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or(C)by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section may be paid by the Trust or series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or series if it ultimately is determined that he is not entitled to indemnification under this Section ; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section
Section 9.03. Indemnification of shareholders. In case any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of his being or having been a shareholder of such series and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall assume, upon request by the shareholder, the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the Series.
Item 26. Business and Other Connections of Investment Adviser
Information pertaining to business and other connections of Registrant’s investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled “Fund Management” in the Prospectus and “Investment Advisory Services” in the Statement of Additional Information.
Item 27. Principal Underwriters
(a)	U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds, effective October 1, 2008.

(b)	The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.

Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Susan Filyk	Director, President	None
7900 Callaghan Road
San Antonio, TX 78229

Catherine A. Rademacher	Chief Financial Officer	Treasurer
7900 Callaghan Road
San Antonio, TX 78229

Sheila A. Matthys	Secretary	Assistant Secretary
7900 Callaghan Road
San Antonio, TX 78229
(c)	Not applicable.
Item 28. Location of Accounts and Records
All accounts and records maintained by the registrant are kept at the registrant’s office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Investors Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on this 31st day of December, 2009.

U.S. GLOBAL INVESTORS FUNDS
By:
Frank E. Holmes
President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* /s/ James F. Gaertner James F. Gaertner	Trustee	February 26, 2009

* /s/ J. Michael Belz J. Michael Belz	Trustee	February 26, 2009

Frank E. Holmes	Trustee, President, Chief Executive Officer	February 26, 2009

* /s/ Clark R. Mandigo Clark R. Mandigo	Trustee	February 26, 2009

* /s/ Joe C. McKinney Joe C. McKinney	Trustee	February 26, 2009

*/s/ Catherine A. Rademacher Catherine A. Rademacher	Treasurer	February 26, 2009

*BY:

Susan B. McGee
Attorney-in-Fact under Power of Attorney Dated
August 26, 2008